Exhibit 99.1

$2.1 $4.4 $10.9 $12.9 $32.5 $84.9 $148.0 2009 CEO Sam Galletti opens Stonegate Foods and begins importing vegetables and other Italian products to be sold to national natural channel retailer 2010 Stonegate begins selling private label products to leading natural channel retailer and national discount supermarket Stonegate becomes Ittella Int. and begins ma nu f ac turing in own facility 2015 2014 Sarah Gall et ti, current CCO, joins c o mpa n y 2019 Releases 12 new SKUs under the Tattooed Chef brand in the club channels (Net sales $ in millions) The Tattooed Chef brand is launched and begins focusing on plant - based food products 2017 Current Italy plant is opened S T ON E G A TE FOODS 2020 Completes merger with Forum Merger II Corp; becomes public company Changes name to Tattooed Chef 38 branded SKUs in product portfolio 4

Prepared Foods $17.8 Meats (incl. Meat Alternatives) $6.8 P i zza $4.9 Vege tab l es $3.1 Fru i ts $1.1 Pasta, Rice & Grains $0.2 D esse r ts $12.6 S eafo o d $5.0 Ot hers $3.7 5 Tattooed Chef’s Current Opportunity: $33.9bn • • • • • Tattooed Chef’s Near - Term Opportunity: $12.6bn (1) (2) (3) CY 2019, Nielsen xAOC + Conv. 2019 Food & Health Survey. International Food Information Council 2019. Grand View Research.

x x x x 6

Achieved with NO Investment in Marketing and Brand 68% CAGR $47M $222M 2 0 18 2 0 2 1 E $9.5M 640% YOY $6 0 . 7M 2019 Q1 - Q3 2020 Q1 - Q3 7

2021 8 2023 2020

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J & D Seafoods 10

We do Farm - to - Table our own way. We care so much about the ingredients that we grow them ourselves! (And we stay with them every step of the way.) Who says Plant - Based has to be boring? Constantly innovating to keep plant - based eating a fresh, fun, delicious experience. No longer only for the 1% -- Created and distributed to make plant - based accessible and enjoyable for everyone. Being busy doesn’t mean you can’t eat well! All of our products are designed to keep you plant - powered, without the prep. 12

• • • • • • • • • DISTRIBUTION (Mass, Club, Supermarket, Natural) BRAND Innovation and Awareness DATA First Party Customer Data P E R R K A I C N H S E - L U L S H 16

+250% Hangover Bundle • • • • • • 17

WORLDWIDE BROKER FOR WALMART & SAMS CLUB WORLDWIDE BROKER FOR COSTCO CEO: SAM GALLETTI 19 TC SALES RESOURCES CCO: SARAH GALLETTI

WEST RYAN WORSHAM CENTRAL DAVID BEARDEN EAST KRISTINE DAVIS E COMMERCE JUSTIN ANDERSON 20 NATIONAL GROCERY & NATURAL CHANNEL BROKER WORLDWIDE MILITARY BROKER CGO: MATT WILLIAMS CEO: SAM GALLETTI CCO: SARAH GALLETTI WORLDWIDE BROKER FOR SAM’S CLUB & WALMART WORLDWIDE BROKER FOR COSTCO NATIONAL TARGET BROKER ACCESS TO OVER 60,000 RETAIL LOCATIONS DISTRIBUTION AGREEMENTS WITH STRATEGIC NATIONAL & REGIONAL PARTNERS

2020 Walmart 2 , 69 4 Sam's 599 Costco 543 Target 436 Total Stores 4 , 27 2 Points of Distribution 23 , 00 0 Branded Points of Distribution: +155% vs 2019 2021 Objective: 10,000 Stores 65,000 Points of Distribution 22

23 • • • • • • • 23 Source: WMT Retail Link 9/5/20 - 12/4/20

24 • • • • • • • • • • Source: Target VIQ YTD thru 12/5/20; IRI Food Latest 52 weeks thru 11/1/20

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• • • • • • • • ض ض ض ض -- ض ض ض ض ض ض ض 29

─ ─ ─ ─ ─ ($ in millions) 31

$ 3 3.2 $ 3 4.8 $ 4 1.0 $ 3 9.0 $ 1 7.0 $ 1 6.3 $ 2 4.8 $ 2 6.8 Q1 Q2 Q3 Q4E 2 0 20 2 0 19 $ 1 7.6 $ 2 0.4 $ 2 2.6 $ 2 0.0 $ 1 .7 $ 1 .9 $ 5 .8 $ 9 .5 Q1 Q2 Q3 Q4E 2 0 20 2 0 19 ($ in millions) ($ in millions) 32

─ ─ ─ ($ in millions) 33

LTM FY FY Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q3 2020 2019 2018 Revenue $ 40,962 $ 34,764 $ 33,170 $ 26,802 $ 24,786 $ 16,318 $ 17,013 $ 135,698 $ 84,919 $ 47,295 Cost of goods sold 37,180 31,019 23,927 22,946 20,276 14,370 13,617 115,072 71,209 44,108 Gross profit 3,782 3,745 9,243 3,856 4,510 1,948 3,396 20,626 13,710 3,187 Gross margin 9 . 2% 10 . 8% 27 . 9% 14 . 4% 18 . 2% 11 . 9% 20.0% 15 . 2% 16 . 1% 6 . 7 % Sales and marketing 894 1,161 618 879 243 182 127 3,552 1,431 374 General and admin 6,293 907 1,772 983 2,111 1,567 1,362 9,955 6,023 2,863 Total operating expenses 7,187 2,068 2,390 1,862 2,354 1,749 1,489 13,507 7,454 3,237 As percentage of revenue 17 . 5% 5 . 9% 7 . 2% 6 . 9% 9 . 5% 10 . 7% 8.8% 10 . 0 % Income (loss) from op's ( 3 , 405 ) 1,677 6,853 1,994 2,156 199 1,907 7,119 6,256 (50) As percentage of revenue - 8 . 3% 4 . 8% 20 . 7% 7 . 4% 8 . 7% 1 . 2% 11.2% 5 . 2 % Interest expense (188) (157) (224) (1) (155) (148) (190) (570) (494) (315) Other income 825 288 - - - - - 1,113 - - Income (loss) before taxes ( 2 , 768 ) 1,808 6,629 1,993 2,001 51 1,717 7,662 5,762 (365) Income taxes 492 553 730 (192) 162 159 25 1,583 154 (29) Net income (loss) $ (3,260) $ 1,25 5 $ 5,89 9 $ 2,18 5 $ 1,83 9 $ (108) $ 1,69 2 $ 6,079 $ 5,608 $ (336) Adjusted EBITDA $ 1,463 $ 1,955 $ 7,046 $ 2,235 $ 2,332 $ 352 $ 2,054 $ 12 , 69 9 $ 6,973 $ 348 As percentage of revenue 3.6% 5.6% 21.2% 8.3% 9.4% 2.2% 12.1% 9.4% 8.2% 0.7% 38

Q3 - 2020 Q2 - 2020 Q1 - 2020 39 Q4 - 2019 Q4 - 2018 ASSETS CURRENT ASSETS Cash $ 3 , 18 2 $ 5 , 20 2 $ 7 , 37 6 $ 4 , 53 7 $ 336 Accounts receivable 17 , 14 2 15 , 70 7 15 , 06 1 9 , 44 0 6 , 78 4 Inventory 27 , 89 4 27 , 10 0 22 , 66 3 17 , 96 0 11 , 20 2 Prepaid expenses and other current assets 4 , 38 5 3 , 78 0 2 , 63 4 3 , 01 3 2 , 13 7 TOTAL CURRENT ASSETS 52 , 60 3 51 , 78 9 47 , 73 4 34 , 95 0 20 , 45 9 Property, plant and equipment, net 13 , 82 2 11 , 91 5 9 , 37 0 8 , 23 8 5 , 26 3 Deferred taxes and other assets 293 445 576 708 179 TOTAL ASSETS $ 66 , 71 8 $ 64 , 14 9 $ 57 , 68 0 $ 43 , 89 6 $ 25 , 90 1 LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS EQUITY CURRENT LIABILITIES Accounts payable $ 30 , 78 3 $ 26 , 16 3 $ 19 , 15 9 $ 17 , 03 7 $ 13 , 54 1 Accrued expenses 2 , 35 4 1 , 45 6 2 , 28 3 724 525 Distribution payable 2 , 48 5 1 , 92 3 3 , 30 6 1 , 86 8 - Line of credit 19 , 74 5 14 , 53 2 14 , 39 4 10 , 05 4 7 , 02 9 Notes payable to related parties, current portio 188 189 355 357 255 Notes payable, current portion 514 540 460 610 507 Other current liabilities 481 895 72 65 31 TOTAL CURRENT LIABILITIES 56 , 55 0 45 , 69 8 40 , 02 9 30 , 71 5 21 , 88 8 Notes payable to related parties, net of current portion - - 427 443 434 Notes payable net of current portion 2 , 27 4 2 , 43 3 2 , 68 4 2 , 66 2 2 , 81 9 TOTAL LIABILITIES 58 , 82 4 48 , 13 1 43 , 14 0 33 , 82 0 25 , 14 1 REDEEMABLE NONCONTROLLING INTEREST (RNI) 43 , 90 0 43 , 90 0 11 , 78 5 6 , 93 0 - STOCKHOLDERS' EQUITY ( 36 , 006 ) ( 27 , 882 ) 2 , 75 5 3 , 14 6 760 TOTAL LIABILITIES, RNI & STOCKHOLDERS EQUITY $ 66 , 71 8 $ 64 , 14 9 $ 57 , 68 0 $ 43 , 89 6 $ 25 , 90 1

40 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 LTM Q3 '20 FY 2019 FY 2018 Net Income $ ( 3 , 26 0 ) $ 1,255 $ 5 , 89 9 $ 2 , 18 5 $ 1,839 $ (108) $ 1 , 69 2 $ 6 , 07 9 $ 5 , 60 8 $ (336) Interest 188 157 224 1 155 148 190 570 494 315 Taxes 492 553 730 (192) 162 159 25 1 , 58 4 154 (29) Depreciation & Amortization 22 2 27 8 19 3 18 2 176 15 3 14 7 87 5 65 8 39 8 902 988 1 , 14 7 (9) 493 460 362 3 , 02 8 1 , 30 6 684 147 EBTIDA ( 2 , 35 8 ) 2 , 24 3 7 , 04 6 2 , 17 6 2,332 35 2 2,054 9,107 6,914 34 8 Adjustments Foreign Currency Gain/(Loss) (825) (288) - - - - (1,113) - - Non - recurring (primarily transaction expenses) 4,646 - - 59 - - - 4,705 59 - Total Adjustments 3,821 (288) - 59 - - - 3,592 59 - Adjusted EBITDA $ 1 , 46 3 $ 1,955 $ 7 , 04 6 $ 2 , 23 5 $ 2,332 $ 35 2 $ 2 , 05 4 $ 12 , 69 9 $ 6 , 97 3 $ 34 8 3 . 6% 5 . 6% 21 . 2% 8 . 3% 9.4% 2 . 2% 12 . 1% 9 . 4% 8 . 2% 0 . 7%

Name Shares O/S % Sam Galletti (and Family) 32,786, 53 8 50% Public Shareholders 20,093, 58 4 31% Fourm II Management 5,555,0 0 0 9% UMB Capital Corporation 4,683,7 9 1 7% Pizzo Food, SRL 1,500,0 0 0 2% Stephanie Dieckmann 500,000 1% 65,118, 91 3 100% Warrants (TTCFW) 20,000, 00 0 41 Exercisable @ $11.50 Callable by the company if share price trades > $18 for 20 of 30 trading days. Could generate $230 million cash --- or Company can choose a cashless exercise.